Exhibit 99.1

Navitas Semiconductor, the Industry Leader in Gallium Nitride (GaN) Power ICs,

Announces Third Quarter 2021 Financial Results

•	Year-to-Date Revenues Increased 128%

•	New GaNSense™ IC Technology Accelerates Industry Transition to Ultrafast Charging

•	Strategic Tier-1 and Aftermarket Wins and Deals

•	Closed Business Combination on 10/19/21 With >$250mm in Cash to Support Growth

EL SEGUNDO, CALIF., November 9, 2021— Navitas Semiconductor Corporation (the “Company” or “Navitas”) (Nasdaq: NVTS and NVTSW), the industry leader in GaN Power ICs, today announced financial results for the third quarter ended September 30, 2021.

Net revenues for the third quarter of 2021 were $5.6 million, up 61 percent from the third quarter of 2020. Revenues for the first nine months of 2021 increased 128% over the same period in 2020. GAAP net loss for the third quarter of 2021 was $6.8 million or $0.41 per share, compared to a GAAP net loss of $4.1 million, or $0.27 per share in the third quarter of 2020. On a non-GAAP basis, net loss for the third quarter of 2021 was $6.6 million, or $0.39 per share, compared to a non-GAAP net loss of $3.8 million, or $0.26 per share, in the third quarter of 2020.

“Worldwide GaN penetration in the $2B fast charger market is estimated at only 2-3% so far, so we expect a fast revenue ramp ahead in mobile plus the higher-power expansion markets of data center, solar and EV,” said Gene Sheridan, co-founder and CEO. “Couple that with next-gen technology introductions, growing team strength and more than 130 patents issued or pending, and we have an extraordinary opportunity in front of us to become the next-generation power semiconductor leader.”

Customer / Product Highlights

•	Third generation GaNSense power IC platform launched:

•	Built-in, real-time precision system sensing with autonomous control and protection.

•	30% average charger size reduction vs discrete GaN designs with enhanced robustness and reliability.

•	Already in production with Lenovo YOGA laptop and Xiaomi Note 11 Pro+ smartphone fast chargers.

•	Trailblazing a new smartphone ‘ultrafast-charger’ market sector:

•	Charge a 4,500 mAhr battery from 0-100% in as little as 20 minutes.

•	120W capability, in production at Xiaomi using new GaNSense platform.

•	Strategic cooperation announcement with Anker – a global leader in fast-charging technology:

•	Two new GaN chargers launched in the third quarter with more to follow.

•	Expands mobile charger focus to also include residential energy-storage platform development.

•	Twenty-four new GaN fast chargers launched in the market:

•	164 models now in mass production, including 5 new models at Baseus, one of the fastest growing aftermarket charger companies.

•	Another 150+ in development for production in the coming quarters.

•	High-power expansion markets: data center, solar & EV:

•	Market-specific GaN IC prototypes sampling in the fourth quarter of 2021.

•	Significant endorsements from Enphase Energy, Brusa, and Compuware, leaders in solar, EV, energy storage and data center power markets respectively.

•	Roadmap alignment with Xiaomi—from mobile chargers to their recent $10B announcement to enter the EV market.

Business Highlights

•	After the quarter, the Company completed de-SPAC business combination with approximately 117.7 million shares outstanding and approximately $260 million in cash and cash equivalents to support growth.

•	Team strength grew by approximately 50%, to approximately 150 staff worldwide.

•	New offices and teams in China and Europe address expansion markets.

Business Outlook

The Company issued the following guidance for the fourth quarter of 2021. Revenues are expected to be $7.4 million — plus or minus five percent – which represents approximately 60% growth compared to the fourth quarter of 2020. Projected GAAP and non-GAAP gross margin is expected to be approximately 44 percent for the fourth quarter. Projected GAAP operating expenses are expected to be approximately $20.3million. Non-GAAP operating expenses are expected to exclude approximately $10.3 million, the majority of which reflect stock-based compensation. We expect our basic and diluted share count in Q4 to be approximately 97 million.

Earnings Webcast

Navitas will hold a public webcast at 2:00 p.m. PST today to discuss third quarter 2021 results. The live public webcast can be accessed on Navitas’ Investor Relations website at https://ir.navitassemi.com/. A Toll Free Dial-in is also available at: (844) 467-8023, Conference ID: 1955395. The Q3’21 webcast replay and audio download will also be available on the site.

Non-GAAP Financial Measures

This press release includes financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures”, including (i) non-GAAP gross profit and the related non-GAAP gross margin and (ii) non-GAAP operating expenses. Each of these non-GAAP financial measures is adjusted from GAAP results to exclude certain expenses, which are outlined in the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

This press release, including the paragraph headed “Business Outlook”, includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be”, “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release. These statements are also based on current expectations of the management of Navitas and are not predictions of actual performance. Such forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas. Forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of Navitas’ business will not be realized, or will not be realized within the expected time period, due to, among other things: Navitas’ goals and strategies and its ability to achieve and implement them, the success of future business development efforts, Navitas’ financial condition and results of operations; Navitas’ customer relationships and ability to retain and expand these customer relationships; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate; the level of demand in Navitas’ customers’ end markets, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs; the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; the ability of Navitas to maintain compliance with certain U.S. Government contracting requirements; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. Forward-looking statements are also subject to additional risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize anticipated benefits from Navitas’ recently completed business combination with Live Oak Acquisition Corp. II (“LOKB”); risks relating to the uncertainty of projected financial information with respect to Navitas; risks related to the rollout of Navitas’ business and the timing of expected business milestones; and other factors discussed in the proxy statement/prospectus filed by LOKB with the Securities and Exchange Commission (the “SEC”) on September 20, 2021 under the heading “Risk Factors—Risks Related to Navitas’ Business,” and other documents of LOKB or the Company filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About Navitas

Navitas Semiconductor Corporation (Nasdaq: NVTS and NVTSW) is the industry leader in GaN power ICs, founded in 2014. GaN power ICs integrate GaN power with drive, control and protection to enable faster charging, higher power density and greater energy savings for mobile, consumer, enterprise, eMobility and new energy markets. Over 130 Navitas patents are issued or pending, and over 30 million GaNFast power ICs have been shipped with zero reported GaN field failures. Navitas rang the opening bell and started trading on Nasdaq on October 20th, 2021.

Contact Information

For Navitas

Media

Graham Robertson, CMO Grand Bridges

Graham@GrandBridges.com

Investors

Stephen Oliver, VP Corporate Marketing & Investor Relations

ir@navitassemi.com

Navitas Semiconductor and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor, Ltd. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

NAVITAS SEMICONDUCTOR LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED

(in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
NET REVENUES	$5,631	$3,500	$16,398	$7,196
COST OF REVENUES	3,032	2,184	8,962	5,027

GROSS PROFIT	2,599	1,316	7,436	2,169

OPERATING EXPENSES:
Research and development	5,804	3,062	16,325	8,142
General and administrative	3,550	2,241	23,713	5,624

Total operating expenses	9,354	5,303	40,038	13,766

LOSS FROM OPERATIONS	(6,755)	(3,987)	(32,602)	(11,597)

INTEREST INCOME (EXPENSE), net	(75)	(63)	(199)	(172)

LOSS BEFORE PROVISION FOR INCOME TAXES	(6,830)	(4,050)	(32,801)	(11,769)
PROVISION FOR INCOME TAXES	13	—	37	6

NET LOSS	$(6,843)	$(4,050)	$(32,838)	$(11,775)

NET LOSS PER SHARE:
Basic and diluted	$(0.41)	$(0.27)	$(1.83)	$(0.79)

SHARES USED IN PER-SHARE CALCULATION:
Basic and diluted	16,726	14,841	17,949	14,827

SUPPLEMENTAL INFORMATION:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Stock-based compensation expenses included in:
Net revenues	$—	$—	$163	$—
Research and development	68	151	1,698	175
General and administrative	133	12	12,904	46

Total stock-based compensation expense	$201	$163	$14,765	$221

Research and development includes:
Amortization of acquisition-related intangible assets	$86	$84	$274	$84

Other acquisition-related expenses included in:
Research and development	$—	$—	$—	$—
General and administrative	—	—	—	—

Total other acquisition-related expenses	$—	$—	$—	$—

NAVITAS SEMICONDUCTOR LIMITED

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS

(in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(6,755)	$(3,987)	$(32,602)	$(11,597)
GAAP operating margin	-120%	-114%	-199%	-161%
Add: Stock-based compensation expenses included in:
Net revenues	—	—	163	—
Research and development	68	151	1,698	175
General and administrative	133	12	12,904	46

Total	201	163	14,765	221

Other acquisition-related expenses	—	—	—	—
Amortization of acquisition-related intangible assets	86	84	274	84

Non-GAAP loss from operations	$(6,468)	$(3,740)	$(17,563)	$(11,292)
Non-GAAP operating margin	-115%	-107%	-107%	-157%
RECONCILIATION OF NET LOSS PER SHARE
GAAP net loss	$(6,843)	$(4,050)	$(32,838)	$(11,775)
Adjustments to GAAP net loss
Total stock-based compensation	201	163	14,765	221
Amortization of acquisition-related intangible assets	86	84	274	84
Other acquisition-related expenses	—	—	—	—

Non-GAAP net loss	$(6,556)	$(3,803)	$(17,799)	$(11,470)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	16,726	14,841	17,949	14,827
Non-GAAP net loss per share	$(0.39)	$(0.26)	$(0.99)	$(0.77)

RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$2,599	$1,316	$7,436	$2,169
GAAP gross profit margin	46.2%	37.6%	45.3%	30.1%
Stock-based compensation expense included in net revenues	—	—	163	—
Non-GAAP gross profit	2,599	1,316	7,599	2,169

Non-GAAP gross profit margin	46.2%	37.6%	45.9%	30.1%

NAVITAS SEMICONDUCTOR LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	(Unaudited)
	September 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$11,075	$38,869
Accounts receivable, net	5,570	4,152
Inventories	11,719	3,404
Prepaid expenses and other current assets	4,737	522

Total current assets	33,101	46,947

PROPERTY AND EQUIPMENT, net	1,616	722
INTANGIBLE ASSETS, net	258	515
OTHER ASSETS	450	323

Total assets	$35,425	$48,507

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$6,118	$3,698
Accrued compensation expenses	2,206	1,668
Current portion of long-term debt	3,200	1,000
Other liabilities	59	—

Total current liabilities	11,583	6,366
LONG-TERM LIABILITIES:
LONG-TERM DEBT	4,513	4,971
OTHER LIABILITIES	75	88

Total liabilities	16,171	11,425

REDEEMABLE CONVERTIBLE PREFERRED STOCK	109,506	109,506
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock	3	2
Additional paid-in capital	18,567	3,557
Accumulated other comprehensive loss	(2)	(1)
Accumulated deficit	(108,820)	(75,982)

Total stockholders’ equity (deficit)	(90,252)	(72,424)

Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$35,425	$48,507

NAVITAS SEMICONDUCTOR LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED

(in thousands)

	Nine Months Ended
	September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(32,838)	$(11,775)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	278	276
Amortization of intangibles	253	—
Other non-cash (income) expenses	50	(1)
Amortization of deferred rent	(35)	14
Stock-based compensation expense	14,765	221
Amortization of debt discount and issuance costs	9	4
Change in operating assets and liabilities:
Accounts receivable	(1,418)	(1,611)
Inventory	(8,315)	(1,547)
Prepaid expenses and other current assets	(3,581)	(79)
Other assets	(138)	—
Accounts payable, accrued compensation and other expenses	3,616	1,929
Deferred revenue	59	(216)

Net cash used in operating activities	(27,295)	(12,785)

CASH FLOWS FROM INVESTING ACTIVITIES:
Asset acquisition	(680)	—
Investment purchases	(634)	—
Purchases of property and equipment	(1,213)	(223)
Repayment of notes receivable	2	—

Net cash used in investing activities	(2,525)	(223)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of preferred stock	—	53,085
Payment of preferred stock issuance costs	—	(300)
Proceeds from issuance of common stock in connection with stock options exercised	294	26
Proceeds from issuance of long-term debt	2,000	6,000
Principal payments on long-term debt	(267)	(4,800)
Payment of debt issuance costs	—	(20)

Net cash provided by financing activities	2,027	53,991

Effect of exchange rate changes on cash	(1)	—

NET INCREASE (DECREASE) IN CASH, CASH-EQUIVALENTS AND RESTRICTED CASH	(27,794)	40,983
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	38,869	6,118

CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$11,075	$47,101